                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                         MB FINANCIAL, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

[LOGO]

1200 North Ashland Avenue
Chicago, Illinois 60622
(773) 278-4040

                                                                  March 21, 2001

Dear Fellow Stockholder:

    On behalf of the Board of Directors and management of MB Financial, Inc. (the "Company"), I cordially invite you to attend the Company's Annual Meeting of Stockholders. The meeting will be held at 9:00 a.m., local time, on Tuesday, April 24, 2001 at the branch office of Manufacturers Bank located at 7557 West Oakton Street, Niles, Illinois.

    At the meeting, stockholders of the Company will vote on the election of five members nominated to the Board of Directors of the Company and will transact any other business that may properly come before the meeting.

    I encourage you to attend the meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

    Thank you for your attention to this important matter.

Very truly yours,

[SIGNATURE]
Mitchell Feiger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

[LOGO]

1200 North Ashland Avenue
Chicago, Illinois 60622
(773) 278-4040

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2001

    Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of MB Financial, Inc. (the "Company") will be held at the branch office of Manufacturers Bank located at 7557 West Oakton Street, Niles, Illinois at 9:00 a.m., local time, on Tuesday, April 24, 2001.

    The Meeting is for the purpose of considering and acting upon:

        1. The election of the five members nominated to the Board of Directors of the Company; and

        2. Upon such other matters as may properly come before the Meeting, or any adjournments or postponements thereof.

    The Board of Directors is not aware of any other business to come before the Meeting.

    Stockholders of record at the close of business on March 9, 2001 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

    A complete list of stockholders entitled to vote at the Meeting will be available for examination during normal business hours by any stockholder, for any purpose germane to the Meeting, at the branch office of Manufacturers Bank at which the Meeting will be held, during the ten days prior to the Meeting as well as at the Meeting.

By Order of the Board of Directors

[SIGNATURE]
Mitchell Feiger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Chicago, Illinois
March 21, 2001
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                PROXY STATEMENT

                               MB FINANCIAL, INC.
                           1200 North Ashland Avenue
                            Chicago, Illinois 60622
                                 (773) 278-4040

                               -----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2001

    This Proxy Statement is furnished in connection with the solicitation, on behalf of the Board of Directors of MB Financial, Inc. (the "Company"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the branch office of Manufacturers Bank (the "Bank") located at 7557 West Oakton Street, Niles, Illinois at 9:00 a.m., local time, on Tuesday, April 24, 2001.

    The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about March 21, 2001.

VOTE REQUIRED AND PROXY INFORMATION

    All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions on such proxies. If no instructions are indicated, properly executed proxies will be voted for the nominees named herein. If a nominee is unable to serve, the shares represented by all properly executed proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees named herein may be unable to serve, if elected. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to be presented at the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

    Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will have no effect on the election of directors. A majority of all of the shares of Common Stock entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Broker non-votes are counted for purposes of determining a quorum. Brokers who do not receive instructions are entitled to vote on the election of directors.

    A proxy given pursuant to this solicitation or otherwise may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Doria Koros, Secretary, MB Financial, Inc., 1200 North Ashland Avenue, Chicago, Illinois 60622.

                 VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

    Only stockholders of record as of the close of business on March 9, 2001 will be entitled to notice of and to vote at a meeting. Each stockholder is entitled to one vote for each share of Common Stock then held. As of that date, the Company had 7,064,515 shares of Common Stock issued and outstanding. There are no other voting securities.

    The following table sets forth, as of March 9, 2001, certain information as to the beneficial ownership of Common Stock by those persons or entities known by the Company to beneficially own more than 5% of the Company's outstanding shares of Common Stock:

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL     PERCENT
   NAME AND ADDRESS OF BENEFICIAL OWNER                       OWNERSHIP      OF CLASS
   ------------------------------------                       ----------     --------
PRINCIPAL OWNERS
   Financial Institution Partners, LP                           369,238(1)     5.22%
   Financial Institution Partners II, LP
   Financial Institution Partners III, LP
   Hovde Capital, Inc.
   Hovde Capital, LLC
   Hovde Capital, Ltd.
      1824 Jefferson Place, N.W.
      Washington, DC 20036
   Eric D. Hovde
      1826 Jefferson Place, N.W.
      Washington DC 20036
   Steven D. Hovde
      1629 Colonial Parkway
      Inverness, IL 60067

---------

(1) A Schedule 13D under the Securities Exchange Act of 1934, as amended, dated May 15, 2000, was filed by Financial Institution Partners, LP, Financial Institution Partners II, LP, Financial Institution Partners III, LP, Hovde Capital, Inc., Hovde Capital, LLC, Hovde Capital, Ltd., Eric Hovde and Steven Hovde and relates to an aggregate of 369,238 shares of Common Stock. Each member of this group reported that such member had sole or shared power to vote or to direct the vote and to dispose or to direct the disposition of the shares of which each of them reported beneficial ownership.

    The following table sets forth, as of March 9, 2001, certain information concerning the ownership of Common Stock by each director, nominee and executive officer named in the Summary Compensation Table ("Named Executive Officers") and all directors and officers as a group:

                                                                AMOUNT AND
                                                                  NATURE
                  NAME OF                                      OF BENEFICIAL   PERCENT
              BENEFICIAL OWNER                                 OWNERSHIP(1)    OF CLASS
              ----------------                                 -------------   --------
   Robert S. Engelman, Jr.                                         324,994       4.60%
   Chairman of the Board

   R. Thomas Eiff                                                   33,021       0.47
   Director

   Alfred Feiger                                                    72,385       1.02
   Director

   Mitchell Feiger                                                 240,512       3.40
   President, Chief Executive Officer and
   Director of the Company; Chairman of the
   Board and Director of the Bank

   Burton J. Field                                                  74,422       1.05
   Director of the Company; President, Chief
   Executive Officer and Director of the
   Bank

   Lawrence E. Gilford                                             103,051       1.46
   Director

   Richard I. Gilford                                              150,764       2.13
   Director

   David L. Husman                                                 118,726       1.68
   Director

   Arthur L. Knight, Jr                                             25,797       0.37
   Director

   Peter G. Krivkovich                                              21,507       0.30
   Director

   Clarence Mann                                                   220,260       3.12
   Director

   Hipolito Roldan                                                  11,820       0.17
   Director

   Jill E. York                                                      2,467       0.03
   Vice President and Chief Financial
   Officer of the Company; Senior Vice
   President, Chief Financial Officer and
   Director of the Bank

   Thomas D. Panos                                                  67,071       0.95
   Executive Vice President, Senior Lending
   Officer and Director of the Bank

   Directors and executive officers as a                         1,466,797      20.76
   group
   (14 persons)

---------

(1) Includes shares held directly, in retirement accounts, in the Deferred Compensation Plan, in a fiduciary capacity or by certain affiliated entities or members of the named individuals' families, with respect to which shares the named individuals and group may be deemed to have sole or shared voting and/or dispositive powers and subject to options granted under the Company's 1997 Omnibus Incentive Plan (the "Stock Option Plan") which options are exercisable within 60 days of March 9, 2001. Excludes 52,000, 14,409, 23,500, 15,000 and 104,909 shares subject to options granted under the Stock Option Plan to Messrs. M. Feiger, Field and Panos, Ms. York and all directors and executive officers as a group, respectively, which options are not exercisable within 60 days of March 9, 2001.

                       DIRECTORS AND EXECUTIVE MANAGEMENT

    The Company's Board of Directors currently consists of twelve members. The Board is divided into three classes, with the class to be elected in 2001 having five members, the class to be elected in 2002 having four members and the class to be elected in 2003 having three members. Directors of the Company are generally elected to serve for a three-year term or until their respective successors are elected and qualified.

    The following table sets forth certain information regarding the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                          POSITION(S) HELD                DIRECTOR   TERM TO
             NAME                  AGE                     IN THE COMPANY                  SINCE      EXPIRE
             ----                --------                  --------------                 --------   --------
                                                  NOMINEES
R. Thomas Eiff                      60      Director                                        1993       2004

Burton J. Field                     65      Director of the Company; President, Chief       1992       2004
                                            Executive Officer and Director of the Bank

David L. Husman                     66      Director                                        1992       2004

Clarence Mann                       76      Director                                        1992       2004

Hipolito (Paul) Roldan              57      Director                                        1993       2004

                                DIRECTORS WHOSE TERMS EXPIRE IN 2002 AND 2003

Mitchell Feiger                     42      Director, President and Chief Executive         1992       2002
                                            Officer of the Company; Chairman of the
                                            Board and Director of the Bank

Lawrence E. Gilford                 77      Director                                        1992       2002

Arthur L. Knight, Jr.               63      Director                                        1993       2002

Peter G. Krivkovich                 54      Director                                        1993       2002

Robert S. Engelman, Jr.             59      Chairman of the Board of the Company            1993       2003

Alfred Feiger                       75      Director                                        1992       2003

Richard I. Gilford                  76      Director                                        1992       2003

    The business experience for at least the past five years of each nominee and standing member of the Board of Directors is set forth below.

                                    NOMINEES

    R. THOMAS EIFF. Mr. Eiff is the TEC Chairman for Southern Arizona. TEC is an organization that was founded on the premise that company presidents, managing directors and other executives can benefit from the formal exchange of ideas. From 1991 through 1998 he was the owner and President of Adams Air and Radiator Service, an automotive service and distribution company. Mr. Eiff served as the Chairman of the Board of the Company until the merger of Coal City Corporation ("Coal City") into the Company in 1999 (the "Merger").

    BURTON J. FIELD. Mr. Field has served as President and Chief Executive Officer of the Bank since 1983 and as a Director of the Bank since 1977.
Mr. Field has over 40 years of banking and finance experience, mainly in the areas of commercial lending and leasing. Mr. Field joined the Bank in 1970.

    DAVID L. HUSMAN. Mr. Husman served as a director of the seven banks that were owned by Affiliated Banc Group, Inc. ("Affiliated"), a bank holding company which was sold in 1987. Mr. Husman is an attorney and is in the real estate and investment business.

    CLARENCE MANN. Mr. Mann has over 45 years of banking experience, having served in various executive capacities during such period. Mr. Mann also served as a director of the seven banks that were owned by Affiliated and was President of both Franklin Park Bank and First State Bank of Franklin Park, both of which were owned by Affiliated.

    HIPOLITO (PAUL) ROLDAN. Mr. Roldan has been Chief Executive Officer of the Hispanic Housing Development Corp., a residential and retail development and property management company, since 1976 and President of Tropic Construction, a general contractor, since 1994. Mr. Roldan serves as a director of the Local Initiatives Support Corporation and the National Puerto Rican Coalition.

                             STANDING BOARD MEMBERS

    ROBERT S. ENGELMAN, JR. Mr. Engelman joined the Company in January 1993 as President, Chief Executive Officer and Director and served in that capacity until the Merger. Prior to joining the Company, Mr. Engelman was the Chairman of the Board and Chief Executive Officer of University Financial Corporation and its wholly-owned subsidiary, First Federal of Elgin, FSA, Elgin, Illinois.
Mr. Engelman retired as an executive officer of the Company on December 31, 1999, but continues to serve the Company as its Chairman of the Board.

    ALFRED FEIGER. Mr. Feiger served as Chairman of the Board and Chief Executive Officer of Coal City until the Merger. Mr. Feiger has over 50 years of banking and finance company experience, having served in various executive capacities during such period. Mr. Feiger also served as a director of the seven banks that were owned by Affiliated and was President of Affiliated's Western National Bank of Cicero.

    MITCHELL FEIGER. Mr. Feiger is President and Chief Executive Officer of the Company, as well as Chairman of the Board of the Bank. Mr. Feiger began his carreer with Touche Ross & Company in 1982, and then joined Affiliated in 1984 where he worked in various capacities until eventually becoming Executive Vice President of Affiliated. Mr. Feiger became President and a director of Coal City in 1992.

    LAWRENCE E. GILFORD. Mr. Gilford has over 50 years of banking experience, having served in various executive capacities during such period. He also served as a director of the seven banks that were owned by Affiliated and was President of Affiliated's North Shore National Bank. Mr. Gilford served as President of the Chicago Chapter of the Illinois Bankers Association, is a trustee of the Rush North Shore Medical

Center, and is a Board Member of the Chicago Chapter of the Jewish Community Center and the Jewish Federation of Palm Springs, California.

    RICHARD I. GILFORD. Mr. Gilford has over 50 years of banking experience, having served in various executive capacities during such period. Mr. Gilford also served as a director of the seven banks that were owned by Affiliated and was Chairman of the Board of Affiliated Asset-Based Lending Services, a subsidiary of Affiliated. Mr. Gilford is a trustee of Mt. Sinai Hospital in Chicago.

    ARTHUR L. KNIGHT, JR. Mr. Knight is a private investor and business consultant. He serves on the boards of a number of private Chicago-based companies, including, CrossCom National, Inc., Frain Industries, Inc., LA-CO Industries, Inc., STS Consultants, Ltd. and United Scrap Metal, Inc. From 1988 through 1994, Mr. Knight was President, Chief Executive Officer and Director of Morgan Products Ltd., a manufacturer and distributor of specialty building products.

    PETER G. KRIVKOVICH. Mr. Krivkovich is President and Chief Executive Officer of Cramer-Krasselt Company, a marketing communications company. He was named President of that company in 1985 and was named Chief Executive Officer in 1999. Mr. Krivkovich is a Board member of the Friends of Prentice Hospital, the Off-the-Street Club in Chicago and the American Association of Advertising Agencies.

    Alfred Feiger is Mitchell Feiger's father. Lawrence Gilford and Richard Gilford are cousins.

EXECUTIVE OFFICERS

    The following information is for the executive officers who are not directors of the Company.

    JILL E. YORK. Ms. York, 37, is Vice President and Chief Financial Officer of the Company and Senior Vice President and Chief Financial Officer and a Director of the Bank. Ms. York joined the Company in August 2000 as Vice President and Chief Financial Officer. Ms. York previously served as a partner with the public accounting firm of McGladrey & Pullen, LLP. She was in public accounting for 15 years and is a member of the Illinois CPA Society, the American Institute of Certified Accountants and the Community Bankers Association of Illinois.

    THOMAS D. PANOS. Mr. Panos, 45, is Executive Vice President and Senior Lending Officer and a Director of the Bank since March 1996. Mr. Panos was Senior Vice President and Manager of Corporate Banking (in Illinois) for First Bank System from 1994 to 1996, and he served Boulevard Bank in various lending and management capacities since 1982. Mr. Panos has over 24 years of banking experience.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Company's Board of Directors has standing Executive, Audit and Compensation Policy Committees, which meet and act in conjunction with the comparable committees of the Bank's Board of Directors.

    During 2000, the Board of Directors of the Company met eight times. No nominee or standing Director of the Company attended fewer than 75% of the total number of Board and Committee meetings held by the Board of Directors of which such nominee or standing Director was a member.

    The entire Board of Directors of the Company acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's By-laws, nominations by stockholders generally must be delivered in writing to the Secretary of the Company at least 30 days prior to the date of the Meeting. The Board of Directors met once during 2000 in its capacity as a nominating committee.

    The Company's Executive Committee exercises the powers of the full Board of Directors between Board meetings. The Executive Committee is comprised of Directors Engelman (Chairman), A. Feiger, M. Feiger, Field, Knight and Krivkovich. The Executive Committee met once during 2000.

    The Audit Committee is responsible for recommending the selection of the independent auditors of the Company and the Bank and meeting with the independent auditors to outline the scope and review the results of the annual audit. The Audit Committee also meets with the Bank's internal auditor on a periodic basis. The Audit Committee was comprised of Directors R. Gilford (Chairman), L. Gilford and Mann for 2000. This Committee held six meetings during 2000. The Committee was expanded in 2001 to include Directors Eiff, Knight and Roldan.

    The Compensation Policy Committee is responsible for the design and administration of the overall compensation program. In addition, the Committee reviews and approves all executive officers' compensation plans, evaluates executive performance, grants awards under the Stock Option Plan and considers other related matters. The Compensation Policy Committee includes Directors Knight (Chairman), Eiff, R. Gilford and Mann. The Compensation Policy Committee met twice during 2000.

DIRECTOR COMPENSATION

    Non-employee directors of the Company are paid (i) an annual retainer of $15,000, plus (ii) $2,500 for serving as Committee chairman; (iii) $1,000 per day for attending Board of Directors meetings; and (iv) $250 per day for attending any meeting of a Committee of the Board of Directors. All Board and Committee fees paid to Company non-employee directors may be paid in the form of cash, Common Stock or options to purchase Common Stock, however, at least 50% of the annual retainer and meeting fees must be taken in the form of Common Stock or options to purchase Common Stock. All fees may be deferred pursuant to the Company's Deferred Compensation Plan.

EXECUTIVE COMPENSATION

    The following table sets forth information concerning the compensation of the Named Executive Officers for services in all capacities to the Company and the Bank for the years ended December 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                                         LONG TERM COMPENSATION
                                                                       ANNUAL COMPENSATION                       AWARDS
                                                             ----------------------------------------  --------------------------
                    NAME AND                       CALENDAR                              OTHER ANNUAL  RESTRICTED STOCK  OPTIONS/
               PRINCIPAL POSITION                    YEAR     SALARY        BONUS        COMPENSATION    AWARD(S)($)     SARS(1)
-------------------------------------------------  --------  --------    -----------     ------------  ----------------  --------
Mitchell Feiger                                      2000    $325,000     $180,000         $59,577 (2)     -$-            25,000
President and Chief Executive                        1999     325,000      154,375          47,135 (3)     --             27,000
Officer of the Company and Chairman of the Board     1998     251,000       50,000          39,450 (4)     --             16,366
of the Bank

Burton J. Field                                      2000     400,000      132,250          53,846 (5)     --              8,104
President and Chief Executive                        1999     345,000      102,125          65,601 (6)     --              6,305
Officer of the Bank                                  1998     345,000       50,000          77,825 (7)     --              --

Jill E. York                                         2000      51,460(9)    33,448(10)       3,641 (8)     --             15,000
Vice President and Chief Financial Officer of the
Company and Senior Vice President and Chief
Financial Officer of the Bank

Thomas D. Panos                                      2000     157,500       86,625          23,797(11)     --             10,500
Executive Vice President and                         1999     150,000       62,700          21,651(12)     --             13,000
Senior Lending Officer of the Bank                   1998     136,000       55,000          21,121(13)     --             11,022

---------

 (1) Represents incentive and non-qualified stock options granted pursuant to the Company's Stock Option Plan. All options were granted at or above the market price of the stock on the date of the grant and vest up to ten years.

 (2) Includes automobile allowance of $12,144, non-qualified retirement benefits of $28,853, supplemental health plan of $4,153 and 401(k) matching and profit sharing contribution of $14,427.

 (3) Includes automobile allowance of $11,021, non-qualified retirement benefits of $18,413, supplemental health plan of $4,153 and 401(k) matching and profit sharing contribution of $13,548.

 (4) Includes automobile allowance of $5,288, excess group life insurance of $459, non-qualified retirement benefits of $13,004, supplemental health plan of $4,153 and 401(k) matching and profit sharing contribution of $16,546.

 (5) Includes automobile allowance of $5,338, non-qualified retirement benefits of $21,673, supplemental health plan of $12,408 and 401(k) matching and profit sharing contribution of $14,427.

 (6) Includes automobile allowance of $5,338, non-qualified retirement benefits of $35,989, supplemental health plan of $10,186 and 401(k) matching and profit sharing contribution of $13,548.

 (7) Includes automobile allowance of $3,360, excess group life insurance of $3,159, non-qualified retirement benefits of $41,853, supplemental health plan of $12,907 and 401(k) matching and profit sharing contribution of $16,546.

 (8) Includes automobile allowance of $2,422 and 401(k) matching and profit sharing contribution of $1,219.

 (9) Represents salary earned from August 28, 2000, the date Ms. York joined the Company.

 (10) Includes a sign-on bonus of $20,000.

 (11) Includes automobile allowance of $3,688, non-qualified retirement benefits of $5,682, and 401(k) matching and profit sharing contribution of $14,427.

 (12) Includes automobile allowance of $4,378, non-qualified retirement benefits of $3,725, and 401(k) matching and profit sharing contribution of $13,548.

 (13) Includes automobile allowance of $4,116, excess group life insurance of $459 and 401(k) matching and profit sharing contribution of $16,546.

STOCK OPTIONS

                             OPTION GRANTS IN 2000

    The following table sets forth certain information with respect to stock options granted to the Named Executive Officers during 2000 under the Stock Option Plan.

    In addition to providing the number of shares subject to options granted to the Named Executive Officers listed in the Summary Compensation Table, the following table discloses the range of potential realizable values at various assumed appreciation rates. The table discloses for the Named Executive Officers the gain or "spread" that would be realized at the end of the option term for the options granted during 2000, if the price of the Common Stock appreciates annually by the percentage levels indicated from the market price on the date of grant.

                                      % OF TOTAL
                         NUMBER OF     OPTIONS
                         SECURITIES   GRANTED TO                            POTENTIAL REALIZABLE VALUE AT
                         UNDERLYING   EMPLOYEES    EXERCISE                    ASSUMED ANNUAL RATES OF
                          OPTIONS     IN FISCAL    PRICE PER   EXPIRATION   STOCK PRICE APPRECIATION FOR
         NAME             GRANTED        2000        SHARE        DATE               OPTION TERM
         ----            ----------   ----------   ---------   ----------   -----------------------------
                                                                              5.00%              10.00%
                                                                            ----------         ----------
Mitchell Feiger            25,000        12.67%     $12.00      07/25/10     $188,668           $478,123
Burton J. Field             8,104         4.12       12.00      07/25/10       61,161            154,989
Jill E. York               15,000         7.60       13.25      08/28/10      124,993            316,756
Thomas D. Panos            10,500         5.32       12.00      07/25/10       79,241            200,812

                     OPTION EXERCISES, HOLDINGS AND VALUES

    The following table sets forth information with respect to the value of all stock options held at December 31, 2000 by the Named Executive Officers. No options were exercised by the Named Executive Officers in 2000.

                                    NUMBER OF
                                SHARES UNDERLYING                   VALUE OF UNEXERCISED
                               UNEXERCISED OPTIONS                 "IN-THE-MONEY" OPTIONS
                              AT DECEMBER 31, 2000                  AT DECEMBER 31, 2000
                         -------------------------------       -------------------------------
         NAME            EXERCISABLE       UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
         ----            -----------       -------------       -----------       -------------
Mitchell Feiger             42,418            52,000             $87,784            $34,375
Burton J. Field                -0-            14,409                 -0-             11,143
Jill E. York                   -0-            15,000                 -0-              1,875
Thomas D. Panos             27,722            23,500              56,036             14,438

COMPENSATION POLICY COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Compensation Policy Committee is a current or former officer or employee of the Company or any of the Company's subsidiaries. None of the Company's executive officers has served on the board of directors or on the compensation committee of any other entity that had an executive officer serving on the Company's Board of Directors or on its Compensation Policy Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and directors of the Company and persons who own more than 10% of the outstanding shares of Common Stock of the Company to file reports of ownership and changes of ownership with the Securities and Exchange Commission and to furnish the Company with copies of the reports they file. Based solely on a review of the reports received by the Company, or written representations from certain reporting persons, the Company believes that with respect to 2000 all reports were timely filed, except Ms. York filed a late Form 3 to report her ownership upon becoming a reporting person.

EMPLOYMENT AGREEMENTS

    Mitchell Feiger entered into an employment agreement with the Company, effective February 26, 1999, which provides for Mr. Feiger to be President and Chief Executive Officer of the Company and Chairman of the Board of the Bank. This agreement is a so-called "evergreen" contract with a continual three-year term. Although either party may terminate the agreement at any time, it provides for Mr. Feiger to be paid his compensation for the full remaining term of the agreement unless he is terminated "for cause" (as defined in the agreement).
Mr. Feiger's annual salary compensation under the agreement is $325,000, and he may, in addition, receive an annual bonus at the discretion of the Board.
Mr. Feiger is eligible to participate in the Company's standard package of employee benefits, including retirement plans and insurance programs, as well as certain executive benefits, such as an automobile allowance and club dues. In the event of a change of control of the Company (as defined in the agreement), if Mr. Feiger or the Company (or its successor) terminates his employment with the Company (or its successor), Mr. Feiger will receive 2.99 times his base compensation and he will be entitled to continued health benefits during the remaining term of the agreement (and thereafter, at his cost) and to vesting of any unvested stock options and unvested benefits under benefit plans and arrangements of the Company at the time of the change in control (except for qualified pension plans).

    Robert S. Engelman, Jr. has an employment agreement which provides for Mr. Engelman to be Chairman of the Board of the Company. Mr. Engelman retired as an executive officer of the Company on December 31, 1999. Under the terms of the agreement, Mr. Engelman will be paid $310,000 per year through January 31, 2004 for his agreement not to compete against the Company in Illinois during that period. Mr. Engelman is also entitled to participate in the Company's health benefits for his lifetime at his cost. Mr. Engelman will also continue to accrue benefits under the Company's Supplemental Executive Retirement Plan through January 31, 2004. If Mr. Engelman's position with the Company is terminated without cause, he will continue to be entitled to his covenant not to compete payments. The agreement does not provide for any change of control severance or liquidated damages under any circumstances.

    Burton J. Field entered into an employment agreement with the Company, effective September 22, 1999. Under the terms of the agreement, Mr. Field serves as the President and Chief Executive Officer of the Bank. This agreement is a so-called "evergreen" contract with a continual three-year term. Although either party may terminate the agreement at any time, it provides for Mr. Field to be paid his compensation for the full remaining term of the agreement unless he is terminated "for cause" (as defined in the agreement). Mr. Field's annual salary compensation under the agreement is $400,000, and he may, in addition, receive an annual bonus at the discretion of the Board. Mr. Field is also eligible to participate in the Company's standard package of employee benefits, including retirement plans and insurance programs, as well as certain executive benefits, such as an automobile allowance and club dues. The Bank also pays the premium on two separate life insurance and disability policies for Mr. Field. In the event of a change of control of the Company (as defined in the agreement), if Mr. Field or the Company (or its successor) terminates his employment with the Company (or its successor), Mr. Field will receive 2.99 times his base compensation and he will be entitled to continued health benefits during the remaining term of the agreement (and thereafter, at his cost) and to vesting of any unvested stock options and unvested benefits under benefit plans and arrangements of the Company at the time of the change in control (except for qualified pension plans).

SEVERANCE PAY AGREEMENTS

    The Company entered into a change in control severance agreement with Jill
E. York, Vice President and Chief Financial Officer of the Company and Senior Vice President and Chief Financial Officer of the Bank effective October 13, 2000, pursuant to which she is entitled to 100% of her base amount as defined in
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and continued health benefits for 12 months following termination of her employment if her employment is terminated by the Bank (including a material diminution of her duties) within 12 months after a change in control (as defined in the Agreement) of the Company or the Bank.

    Thomas D. Panos has a change in control severance agreement with the Bank effective February 26, 1999, pursuant to which he is entitled to 100% of his base amount as defined in Section 280G of the Code, and continued health benefits for 12 months following termination of his employment if his employment is terminated by the Bank (including a material diminution of his duties) within 12 months after a change in control (as defined in the Agreement) of the Company or the Bank.

    Each of the change in control severance agreements has an initial term of three years and may be extended by the Board of Directors for a period of one year beginning on the first anniversary of the agreement, and on each anniversary date thereafter upon approval by the Board of Directors.

COMPENSATION POLICY COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale for and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Policy Committee of the Company, at the direction of the Company's Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

    GENERAL. The Board of Directors of the Company and the Bank have delegated to the Compensation Policy Committee the responsibility and authority to oversee the general compensation policies of the Company and the Bank, to establish compensation plans and specific compensation levels for executive officers, and to review the recommendations of management for compensation and benefits for other officers and employees of the Company and the Bank. The Compensation Policy Committee is composed solely of independent outside directors. Non-employee directors who are not members of the Compensation Policy Committee also participate in executive compensation decisions by way of review, discussion and ratification of Compensation Policy Committee recommendations.

    The Compensation Policy Committee has adopted an executive compensation program designed to: (i) offer competitive compensation packages in order to attract, motivate, retain and reward those key executive officers who are crucial to the long-term success of the Company; (ii) establish a direct link between executive compensation and annual and long-term performance of the Company; and

(iii) encourage decision-making that maximizes long-term shareholder value. The Compensation Policy Committee's primary compensation objective is to ensure that such compensation be tied to the achievement of both short term and longer term goals and objectives established in conjunction with the Company's annual planning process, and to ensure that a significant portion of total compensation is at risk for those executive officers who have significant control over and responsibility for the direction and performance of the Company.

    The Compensation Policy Committee followed the guidelines listed below in establishing the Compensation Program for 2000.

    EXECUTIVE COMPENSATION POLICY. The compensation package provided to the executive officers of the Company and the Bank is composed principally of base salary, an annual incentive bonus and awards under the Company's equity-based plans. Executive officers also participate in other benefit plans available to all eligible employees and may receive certain other benefits such as automobile allowances.

    BASE SALARY. It is the policy of the Compensation Policy Committee to annually compare executive compensation packages, including base salaries paid or proposed to be paid, with compensation packages and base salaries offered by other financial institutions with total assets, loan origination and performance results comparable to those of the Company and the Bank, as well as to compare the complexities of the positions under consideration with similar jobs in other financial institutions regardless of size. This information is primarily derived from third party sources and proxy statements that provide compensation data and analysis from other publicly held companies. Specific factors considered include the level of responsibility delegated to a particular officer, the complexity of the job being evaluated, the position's impact on both short term and long term corporate goals and objectives, the expertise and skill level of the individual under consideration, the degree to which the officer has achieved his/her management objectives for the plan year, his/her ability to attract highly skilled individuals to the Company and the officer's overall performance in managing his/her area of responsibility. The Compensation Policy Committee's decisions are discretionary and no quantifiable formula or weighting of the above-mentioned factors are utilized in the decision-making process.

    INCENTIVE BONUS AWARDS. The annual incentive bonus is designed to provide that a substantial portion of each executive officer's total compensation remains variable. The purpose of the incentive plan is to more closely align executive performance to the annual and long-term financial and operating performance of the Company and the Bank and to reward officers for the achievement of certain specified goals and objectives. Officers are classified into groups, based on their relative position in the Company and the Bank, with annual target bonuses (as a percentage of base salary) as recommended by the Chief Executive Officer (other than his own) and agreed upon by the Compensation Policy Committee. An annual incentive bonus pool is established if specific financial, operational and business goals, determined at the beginning of each fiscal year, are achieved; and if certain safety and soundness standards are maintained. Individual bonus awards can range from 0% to 150% of a person's target goal depending on actual results compared to target results, as well as the officer's individual accomplishments vs. individual goals and objectives. Bonuses are subject to fluctuation from year to year, and the Committee's decisions are subjective and no specific formula is utilized. The Compensation Policy Committee determines the Chief Executive Officer's incentive bonus.

    BENEFIT PLANS. The Compensation Policy Committee's policy with respect to employee benefit plans is to provide competitive benefits to employees of the Company, including its executive officers. Additionally, the Omnibus Incentive Plan will provide employees, including executive officers, with an additional equity-based incentive to maximize long-term shareholder value. The Compensation Policy Committee believes that a competitive employee benefit package is essential to achieving the goals of attracting and retaining highly-qualified employees.

    CHIEF EXECUTIVE OFFICER. Under the terms of his employment agreement, the base salary paid to Mitchell Feiger, Chief Executive Officer of the Company, for 2000 was $325,000. In examining the base compensation of other executives among peer institutions, the Compensation Policy Committee determined that the compensation level was proper and consistent with other peer institutions.

    The Compensation Policy Committee determined that the Chief Executive Officer's target incentive bonus be maintained at a range between 40%-70% of base salary. This decision was based on the Committee's annual review of third party data as discussed above, and on the review and completion of the Company's 2000 target goals and objectives. Among those are the following:
(i) implementation of a structured calling and sales program, (ii) use of capital market strategies to develop sufficient new funding sources, (iii) loan sales opportunities, (iv) completion of the Bank's transition to a sales and service culture, (v) successful launch of the Bank's commercial and retail Internet Banking products, and (vi) successful launch of a Private Banking Department. Additionally, other factors related to the performance of the Company and included (i) goals relating to fee income, loan volume, asset quality, Community Reinvestment Act compliance, expense containment and
(ii) improvement in the Bank's infrastructure. Based on the Company's performance in 2000, the Compensation Policy Committee determined that the Chief Executive Officer basically met the short and longer term criteria established in the Business Plan and as described above and, therefore, approved a bonus payment in the amount of $180,000 (55%) for 2000.

                                          Arthur L. Knight, Jr.,
                                          CHAIRMAN OF THE COMPENSATION POLICY
                                          COMMITTEE

                                          R. Thomas Eiff
                                          Richard I. Gilford
                                          Clarence Mann

CERTAIN TRANSACTIONS

    Directors and officers of the Company and their affiliates were customers of and have had transactions with the Bank. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loans, transactions in repurchase agreements and certificates of deposit and depository relationships were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                             AUDIT COMMITTEE REPORT

    The Board of Directors has adopted a charter, which details the responsibilities of the Audit Committee. The Audit Committee Charter was adopted by the Board of Directors in 1999 and was ratified in 2000. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit "A".

    The Audit Committee assists the Board of Directors in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls. The Committee also reviews the audited financial statements and recommends to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K. The Audit Committee is comprised of directors who are "independent" as that term is defined under the National Association of Securities Dealers, Inc. listing standards. The members of the Audit Committee are Messrs. R. Gilford (Chairman),
L. Gilford and Mann. The Audit Committee was expanded in 2001 to include
Messrs. Eiff, Knight and Roldan.

    The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management and McGladrey & Pullen, LLP ("McGladrey & Pullen"), the Company's independent auditors. The Audit Committee has also discussed with McGladrey & Pullen the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from McGladrey & Pullen required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and McGladrey & Pullen, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          Richard I. Gilford,
                                          CHAIRMAN OF THE AUDIT COMMITTEE

                                          Lawrence E. Gilford
                                          Clarence Mann

                         STOCK PERFORMANCE PRESENTATION

    The following line graph shows a five-year comparison of the cumulative total returns for the Company, the Nasdaq Bank Index and an index of peer corporations selected by the Company. The information assumes that $100 was invested in the Common Stock and each index on January 1, 1996, and that all dividends are reinvested.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                           AMONG MB FINANCIAL, INC.,
                     NASDAQ BANK INDEX AND PEER GROUP INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          12/29/95  12/31/96  12/31/97  12/31/98  12/31/99  12/29/00
MB FINANCIAL CORPORATION   $100.00   $118.10   $112.07   $106.90    $85.78    $92.24
NASDAQ BANK INDEX          $100.00   $132.04   $221.06   $219.64   $211.15   $242.47
PEER GROUP                 $100.00   $133.52   $184.94   $166.30   $159.89   $191.90

                    ASSUMES $100 INVESTED ON JANUARY 1, 1996
                          ASSUMES DIVIDENDS REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 2000

    The peer group includes the following Illinois banking and thrift institution holding companies: AMCORE Financial, Inc., Corus Bankshares, Inc., First Midwest Bancorp, Inc., First Oak Brook Bancshares, Inc., Midwest Banc Holdings, Inc., Northern States Financial Corporation, Old Second
Bancorp, Inc., Success Bancshares, Inc. and Wintrust Financial Corporation.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    GENERAL. McGladrey & Pullen, independent certified public accountants, have been selected by the Board of Directors and the Audit Committee of the Board of Directors to continue to serve the Company in that capacity for 2001. Representatives of McGladrey & Pullen are expected to be present at the Meeting and can make a statement should they desire to do so and will be available to respond to appropriate questions from stockholders.

    McGladrey & Pullen continues to perform audit professional services for and on behalf of the Company. During 2000 the audit services included examination of the consolidated financial statements of the Company, examination of the financial statements of subsidiaries and a review of certain filings with the Securities and Exchange Commission. McGladrey & Pullen's unqualified opinion of the consolidated financial statements, along with the consolidated financial statements of the Company, are included in the Company's annual report to stockholders which accompanies this Proxy Statement.

    AUDIT FEES. The aggregate fees and expenses for professional services by McGladrey & Pullen in connection with the audit of the Company's annual financial statements as of and for the years ended December 31, 1999 and 2000 and for the required review of the Company's financial information included in the Company's Securities and Exchange Commission filings for the year 2000 was $177,000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees incurred for these services for the year 2000.

    ALL OTHER FEES. The aggregate fees and expenses for all other professional services rendered by McGladrey & Pullen for all other services rendered to the Company during the year ended December 31, 2000 was $246,000.

    The Audit Committee, after consideration of the matter, does not believe that the rendering of these services by McGladrey & Pullen is incompatible with maintaining McGladrey & Pullen's independence as the Company's principal accountant.

                             STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by the Company prior to November 20, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. In addition, if any business should properly come before such Annual Meeting other than that which is stated in such proxy materials, then, if the Company does not receive notice of such matter by February 3, 2002, the persons designated in the form of proxy will have discretionary authority to vote or refrain from voting on such matter.

                                 OTHER MATTERS

    The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

By Order of the Board of Directors

[SIGNATURE]

Mitchell Feiger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Chicago, Illinois
March 21, 2001

                                  EXHIBIT "A"
                            AUDIT COMMITTEE CHARTER

    The Audit Committee will be composed of non-employee Directors who, in the opinion of the entire Board, are financially knowledgeable, independent of Management, and free of any relationship that would interfere with their exercise of independent judgment as a Committee member.

    In discharging its responsibilities, the Committee will seek to maintain free and open communications between the Board of Directors, the independent accountants, the internal auditors and Management of the Company. The Committee will meet at least four times each year.

                                 EXTERNAL AUDIT

    The Committee will review and recommend to the entire Board the selection, retention and, if required, dismissal of independent accountants to audit the Company's financial statements. In making its selection, the Committee will also review any non-audit business relationships with the Company, to insure there will be appropriate independence in the annual audit process. In addition, prior to the annual audit the Committee will meet with the independent accountants and Management of the Company to review the scope of the audit and the procedures to be used. At the conclusion of the annual audit, the Committee will review with the independent accountants and Management:

    - The Company's annual financial statements and related footnotes.

    - The independent accountant's comments and recommendations.

    - Any significant changes in accounting policies from prior years.

    - Any significant changes from the original audit plan.

    - Any areas of disagreement with Management.

    - The independent accountant's specific responses to the following questions:

       - IF THE ACCOUNTING FIRM WERE SOLELY RESPONSIBLE FOR THE PREPARATION OF THE FINANCIAL STATEMENTS, WOULD THEY HAVE BEEN PREPARED DIFFERENTLY IN EITHER A MATERIAL OR IMMATERIAL WAY AND WHY?

       - IF THE ACCOUNTING FIRM WERE AN INVESTOR, WOULD IT HAVE RECEIVED THE INFORMATION NEEDED TO UNDERSTANDING THE COMPANY'S FINANCIAL PERFORMANCE FOR THE PERIOD?

       - IF THE ACCOUNTING FIRM WERE THE CEO, WOULD THE COMPANY HAVE THE SAME INTERNAL AUDIT PROCEDURES, AND IF NOT, WHAT WOULD BE THE DIFFERENCES AND WHY?

    - Any matters related to the conduct of the audit, which need to be communicated to the Board of Directors under GAAP.

    - All annual SEC filings of the Company containing the Company's financial statements. In so doing, the Committee will consider whether the information in such documents is consistent with the information contained in the financial statements, and if not, discuss the reasons for the inconsistencies and act accordingly.

    The results of this review and the answers to the specific questions will be documented and distributed to the entire Board along with the Committee minutes at the next meeting of the entire Board.

                                 INTERNAL AUDIT

    The Committee will, at least annually, meet with the independent auditor, Management and the internal auditor to plan the internal audit program for the Company. The Committee will periodically review with these same parties the results of the internal audit process with a specific focus on the adequacy and effectiveness of the accounting, financial and other internal control systems. The Committee will proactively elicit any recommendations for improvement of such internal control procedures and monitor as appropriate.

    As part of its responsibilities, the Committee will also proactively inquire of Management, the internal auditors and the external accountants about significant risks or exposures, and assess the steps Management has taken to control and/or monitor such risks. Finally with respect to the internal audit program, the Committee will review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor.

                          INTERIM FINANCIAL REPORTING

    The Committee, or a representative thereof, will review with Management, the external accountants, and if the Audit Committee so requires, the internal auditor, all interim financial reports filed with the SEC prior to the next quarter's filings. To the extent such a review leads to issues or concerns, the Committee reserves the right to require such reports be reviewed by the Committee prior to any filing with the SEC.

                             OTHER RESPONSIBILITIES

    In addition to its responsibilities relative to both the internal and external audit programs, the Committee will be responsible for:

    - Monitoring the Company's Compliance Program and receiving reports thereon.

    - Monitoring the Company's Loan Review process and receiving reports thereon.

    - Monitoring the Company's Disaster Recovery/Contingency Plan, and providing that an appropriate program of continuous testing is ongoing.

    - Monitoring the Company's Senior Officer's expense reimbursement policies, (including the use of corporate assets by senior officers), and considering the results of any review of such expense reimbursements by the internal auditor or external accountant.

    - Monitoring Senior Officers' compliance with the Company's Conflict of Interest Policy.

    - Advising Management and the independent auditor that they are expected to provide the Committee a timely analysis of significant current financial reporting issues and practices relating to the Company.

    - Conducting or authorizing investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

                          COMMUNICATION AND REPORTING

    In discharging its responsibilities, the Committee will meet with the Director of Internal Audit, the independent accountants and Management in separate executive sessions to discuss any matter that any party believes should be discussed privately with the Committee.

    All Committee actions, with any recommendations, will be reported to the Board of Directors no later than the Board's next regularly scheduled meeting.

    The Audit Committee will be composed of non-employee Directors who, in the opinion of the entire Board, are financially knowledgeable, independent of Management, and free of any relationship that would interfere with their exercise of independent judgment as a Committee member.

    In discharging its responsibilities, the Committee will seek to maintain free and open communications between the Board of Directors, the independent accountants, the internal auditors and Management of the Company. The Committee will meet at least four times each year.

PROXY                                                                   PROXY


                               MB FINANCIAL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF STOCKHOLDERS--APRIL 24, 2001

     The undersigned hereby appoints Robert S. Engelman, Jr., Mitchell Feiger, and Burton Field, and each of them, with full powers of substitution and revocation, acting by a majority of those present and voting, or if only one is present and voting then that one, to act as attorneys and proxies for the undersigned to vote all shares of common stock of MB Financial, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Tuesday, April 24, 2001 at the branch office of Manufacturers Bank located at 7557 West Oakton Street, Niles, Illinois, at 9:00 a.m., local time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if present.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE SUCH SHARES AT SAID MEETING OR AT ANY ADJOURNMENT THEREOF.

            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                               MB FINANCIAL, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.



The Board recommends a vote "FOR" the election of the following nominees: R. Thomas Eiff, Burton J. Field, David L. Husman, Clarence Mann, Hipolito (Paul) Roldan. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED AND MARK THE OVAL "FOR ALL NOMINEES EXCEPT")

For All    Withhold All    For All NomineesExcept

/   /            /   /                      /   /



----------------------------------------------
(NOMINEE EXCEPTION)







The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

In their discretion, the proxies are authorized to vote on any other business that may come before the Meeting or any adjournment or postponement thereof.

                               Dated: __________________, 2001


--------------------------------------------------
Signature of Stockholder


--------------------------------------------------
Signature if held jointly

Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



                              FOLD AND DETACH HERE

            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.